JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated October 25, 2013 to PROSPECTUSES dated April 29, 2013

Portfolio Expenses

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 29, 2013.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of this Supplement

This Supplement updates the expenses for JHVIT Lifestyle Aggressive PS Series in the Fee Table section of the Annuity Prospectus.

Portfolio Expenses

We revise the disclosure in the Portfolio expense table in “III. Fee Tables” to include the following information:

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment[2]	Net Operating Expenses
Lifestyle Aggressive PS Series
Series I3	0.12%	0.05%	0.23%	0.42%	0.82%	-0.19%	0.63%
Series II3	0.12%	0.25%	0.23%	0.42%	1.02%	-0.19%	0.83%

[1]	“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Portfolio Operating Expenses.” The Total Portfolio Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]	The Adviser has contractually limited other Portfolio level expenses to 0.04%. These expenses consist of operating expenses of the Portfolio, excluding advisory fees, 12b-1 fees, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2015 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[3]	For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

You should retain this Supplement for future reference.

Supplement dated October 25, 2013

10/13:VAPS9	333-70728	033-79112
	333-70730	033-46217
	333-71072	333-138846
	333-71074	333-61283
	333-70850	333-83558

1